FORM 8-K CURRENT REPORT

Filing by the Registrant Required by the U. S. Securities and
Exchange Commission Pursuant to Section 13(a) of the Securities
Exchange Act of 1934


Date of this Report: January 24, 2007


Cartoon Acquisition, Inc.
(Exact Name of Registrant as Specified in its Charter)


Delaware
(State of
Incorporation)

000-50411
(Commission File
Number)

20-0269287
(Federal Employer
I.D. No.)

1515 East Tropicana Avenue
Suite 710
Las Vegas, Nevada  89119-6524
(Street Address of Principal Executive Office)

Mailing Address:
Post Office Box 202
Gaslight Village, New York  14591-0202

(702) 384-2185
(Registrant's Principal Executive Office Telephone Number
Including Area Code)

Telecopier (702) 384-2188

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

	The Registrant is filing this current report on Form 8-K to disclose certain current material events in accordance with its filing obligations under Section 13(a) of the Securities Exchange
Act of 1934 (the "Exchange Act").

	This is a current report that is being filed with the United States Securities and Exchange Commission (the "Commission") on
Form 8-K, dated January 24, 2007 ("Report") by Cartoon
Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware (the "Registrant"), and by Diamine Tech Group, Inc., a Delaware corporation ("Diamine")
(with which the Registrant succeeded under an unconcluded plan of reorganization that became effective on November 25, 2005). Furthermore, this Report may contain certain disclosures that are or will become applicable to the Registrant's totally-held subsidiary, Residential Income Properties, Inc., a New York corporation (the "Subsidiary").

	The Registrant considers the information in this Report to be "filed", as such term is defined in the Exchange Act.

SECTION 8 - OTHER EVENTS.

	Some of the statements made in Section 8 of this Report may be deemed to be "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C.
77z-2) and in Section 21E of the Exchange Act (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

	While the Registrant is not seeking safe harbor for the statements of actual events, certain conclusions that are implied by the Registrant to report the events described in this item may be deemed "forward-looking". Forward-looking statements ARE NOT historical facts; rather, such statements are based upon the OPINIONS AND ESTIMATES of the Registrant's senior executive management on the date such statements are made.
EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY THE REGISTRANT'S SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. These forward-looking statements that may infer an impression of optimism about the beliefs and expectations of the Registrant's senior executive management may be expressed through words such as "expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "contemplates", "prospective", "attempt", "proposed", and similar expressions or terms, which identify forward-looking statements.

	The Registrant cautions the Commission and the public not to place undue influence on these forward-looking statements, which speak only as of the date they were made and are not required to be updated by the Registrant in further filings, schedules, or reports the Registrant must file with the Commission.

Item 8.01.	  Other Events.

A.  Registrant's Temporary Incapacity to Prepare and File Reports.

	On or about December 24, 2006, the principal computer system the Registrant used to store its files, to access the software it required to format documents into the Commission-recommended format required of electronic filers (that is to say, not the Commission's EDGAR Filer software, but a private firm's
"conversion" software), to gain access to the Internet, among other things, in order to transmit documents to the Commission, and, in-general, to transact its business and affairs, became corrupted by a permanent and fatal error to its Windows XP
Operating System.

	While no "original" documents or files of the Registrant were lost due to the computer system's failure, all of the Registrant's "formatted" reports and filings that were ready to be transmitted to the Commission were permanently lost. The Registrant was required to have the principal computer, and each additional computer on the Registrant's network, serviced, whereby, the computer repair facility had to completely erase and fully reformat the hard drives on the computers. As a further result, the publisher of the software required to "format" the Registrant's Commission-related reports and filings has, to-date, not permitted the Registrant to download the former version of the software without paying significant fees to upgrade to the more recent version of the software.

	As this development would cause the Registrant to bear an unreasonable expense, the Registrant is preparing to reformat all of its filings by using the traditional, "manual" formatting method, which is somewhat time-consuming.

	In conclusion, the Registrant expects to be able to resume transmitting its (non-accounting) reports and filings to the Commission for the period from the date of its last current report to-date, and, in any event, not later than February 1, 2007. The Registrant expects that it will conclude filing all of its delinquent current reports by the end of February 2007. However, it should be noted the Registrant expects to remain delinquent on its accounting related reports (a) to the date it addresses certain issues under comment by the Commission and (b) remedies certain matters related to its compilation and certifying accountants. Thus, with the exception of its calendar year-2005 financial and accounting reports, the Registrant does not expect to be able to file its financial and/or accounting reports from year end 2005 through the current period on any date sooner than April 1, 2007. (The Registrant will be providing further explanations in regard to its compilation and certifying accountants and in regard to its financial and accounting reports in one or more current reports, folloiwng the date it resumes filing its reports with the Commission.)

FURTHER UNDERTAKINGS.

	The Registrant, for the events that occurred for the period that ended on the date hereon, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report for the period in question and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Registrant on a date beyond the date of this Report. However, the Registrant undertakes no responsibility to update or provide additional information to any person or entity relative to its selective disclosure of non-public information, especially, to those individuals or entities disclosed in this Report.

AVAILABLE INFORMATION.

	The Registrant is subject to the reporting requirements of
section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file quarterly, periodic, annual, and transitional reports, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by U. S. Federal Rules and Regulations applicable to securities. The public may view, read, or make copies of all the Registrant's existing reports, proxy statements, and other documents filed with the Commission at the Commission's Public Reference Room, which is located at 100 F Street, Northeast, Washington, D. C. 20549. Copies of said materials may also be obtained at from the Commission's Web site, the address of which is http://www.sec.gov, or by telephoning the Commission at 1-800-SEC-0330.

	The Registrant shall permit its shareholders to ask questions of, and receive answers from, the Registrant concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense. The Registrant encourages its shareholders to contact it; if by mail, to its mailing address, which is Post Office Box 202, Gaslight Village, New York, 14591-0202, or to the address of its principal executive office. As of the date of this Report, the Registrant does not operate a website.

                                  SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                     By Order of the Board of Directors:

Dated:  January 24, 2007

For:	Cartoon Acquisition, Inc.,
	a United States corporation (the "Registrant")

        /s/ Randolph S. Hudson

By:	Randolph S. Hudson
Its:	Chief Executive (Principal Executive) Officer and
	Chief Financial (Principal Financial) Officer

THIS REPORT DOES NOT REQUIRE CERTIFICATIONS BY THE REGISTRANT'S
PRINCIPAL EXECUTIVE OFFICER AND/OR PRINCIPAL FINANCIAL OFFICER.